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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

October 20, 1999

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Total Return Realty Fund for the quarter and nine months ended September 30, 1999. The net asset value per share at that date was $11.28. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

     For the three months ended September 30, 1999, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of -8.2%. This performance compares to the NAREIT Equity REIT Index total return of -8.0%. The Fund's total return for the nine months ended September
30, 1999 was -3.0% which compares favorably to the NAREIT Equity REIT Index return of -3.6%. We will continue to strive for improved performance based on the Fund's emphasis on above-average current income, consistent earnings growth, and attractive relative valuation levels.

     The past two years have been perhaps the most challenging ever for REIT investors. Unlike the case with previous bear markets, fundamentals seemingly have not turned negative -- in fact it appears that fundamentals are more positive today than at any time in nearly two decades. Vacancy rates are low, property prices have recovered, the growing U.S. economy continues to support strong demand for space, and there are only few signs of speculative new construction. Yet, the shares of REITs are as cheap as ever, based on nearly every popular valuation measure including price/cash flow multiple, dividend yield and price in relation to asset value. These seemingly contradictory trends raise some important questions that we would like to address in this report.

1. JUST WHERE ARE WE IN THE REAL ESTATE CYCLE?

     It appears to many that we are at or near the peak of the real estate cycle. Following the strong recovery of the 1990's, nearly every property type in nearly every major market appears to be at equilibrium, meaning that supply and demand for space are about equal. Rental rates, for most major property types, are at a cyclical high, and property prices are generally close to replacement cost. This makes new construction feasible. While some exceptions certainly exist, direct buyers of property today can typically expect returns that reflect little more than current net rental income plus growth which is equal to the rate of inflation.

     That the cycle is close to its peak may be the most obvious reason for the market's low valuation of REITs. The strong recovery and sound fundamentals indicate that the health of the real estate industry could not be better. Indeed, if we are at a peak in the cycle, the next phase may well be a decline. Such a decline could be the result of a surge in the supply of space in excess of demand, a decrease in demand due to an economic slowdown, or a combination of both. In such an environment, vacancy rates would likely rise, property values would likely fall and REIT earnings would likely decline. Because the stock market tends to value peak earnings at low multiples, the result has been the REIT bear market.

2. IF THE REAL ESTATE CYCLE HAS PEAKED, HOW IS IT POSSIBLE TO MAKE MONEY IN
REITs?

     While it may have become more difficult to earn above-average profits in real estate, we believe that REITs may still reward investors from this point forward due to several factors. First, based on current valuations, it appears that REITs already reflect any potential downside in the cycle. Because the capital markets move in anticipation of events, rather than in reaction, we would not be surprised to see REITs do better even in the face of flat or deteriorating

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

fundamentals. Such has indeed been the case in previous real estate cycles. As shown in the following chart, there is a highly cyclical pattern to capital raising in the REIT industry: more capital is raised when the stocks are expensive, and less is raised when they are cheap. It is notable that following the trough in the capital cycle, total returns from REITs have been exceptional. We believe that we are currently at or near the trough of the current capital raising cycle. While past performance is no guarantee of future results, under this scenario, there is a strong possibility that better returns lie ahead.


             REIT EQUITY ISSUANCE AND INVESTMENT RETURNS

                                                   12-Month
                            12-Month             Total Return.
                          Total Equity           NAREIT Equity
Date                        Issuance              REIT Index
-----                     ------------           -------------
                          ($ Billions)
 3/90                       $ 0.6                      2.2%
 6/90                         0.5                     -3.5
 9/90                         0.3                    -20.5
12/90                         0.3                    -15.4
 3/91                         0.3                      8.1
 6/91                         0.4                      9.1
 9/91                         0.4                     32.8
12/91                         0.5                     35.7
 3/92                         0.7                     11.3
 6/92                         0.9                     13.3
 9/92                         0.9                     16.3
12/92                         1.4                     14.6
 3/93                         2.7                     38.5
 6/93                         4.3                     31.0
 9/93                         8.1                     34.1
12/93                        13.2                     19.7
 3/94                        14.9                      1.7
 6/94                        16.7                      6.6
 9/94                        15.9                     -4.5
12/94                        11.1                      3.2
 3/95                         8.9                     -0.4
 6/95                         8.1                      3.6
 9/95                         6.7                     10.7
12/95                         8.2                     15.3
 3/96                         8.9                     18.1
 6/96                         8.4                     16.5
 9/96                         9.8                     18.5
12/96                        12.3                     35.3
 3/97                        16.5                     33.2
 6/97                        20.5                     33.8
 9/97                        26.1                     40.5
12/97                        32.7                     20.3
 3/98                        35.6                     18.9
 6/98                        36.2                      8.0
 9/98                        29.4                    -13.5
12/98                        21.5                    -17.5
 3/99                        14.0                    -21.1
 6/99                         8.5                     -9.0
 9/99                         8.3                     -6.5
12/99                         6.2                      0.0


Sources: NAREIT, Cohen & Steers

     Perhaps more important is that based on changes in the way real estate is financed, it is our opinion that there may not be major downside to the cycle from these levels. On the supply side, there continue to be rolling corrections in markets where a surge in building has taken place, with financing and construction almost spontaneously receding when hints of overbuilding surface. Thus, barring a major economic dislocation which materially reduces the demand for space, we believe that both real estate and REITs may continue to enjoy stable fundamentals. Under these assumptions, it is our view that REITs would provide an attractive dividend yield plus the potential for appreciation that we feel should be in line with growth of earnings. We believe that companies that meet our 'Realty Majors' criteria -- strong management, above average size and scale, sound balance sheet and proprietary market position -- will achieve growth substantially in excess of the average REIT.

3. WHAT PREVENTS REITs FROM GETTING CHEAPER? WHAT WILL MAKE THEM TURN AROUND?

     There is nothing to prevent REITs from getting cheaper, just as there was nothing to prevent them from getting as cheap as they currently are. However, with most of the valuation parameters that investors have used in the past -- such as absolute and relative price/cash flow and dividend yield, and share price to net asset value -- at or near unprecedented levels, it is hard for us to envision a great deal more downside risk. In many instances, REIT share

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
prices have reached levels which have already invited takeover or going-private transactions. We would expect to see a growing amount of this activity if prices stay as low as they are today. Other potential positive catalysts include rising inflation (because of real estate's inflation hedge characteristic), a correction in the valuation of the broader stock market (because of REITs' lack of correlation to other financial assets), or a change in investment sentiment in favor of current income (due to the superior current dividend yield of REITs). In any case, because it is nearly impossible to predict exactly what will spark a move in any group, we believe it is more constructive to focus on finding the companies with the strongest and most reliable fundamentals, and own them at today's attractive valuations.

4. IF INTEREST RATES MOVE UP, HOW WILL THAT AFFECT REIT SHARE PRICES? WHAT IF THE STOCK MARKET DECLINES?

     Many investors believe that REITs are highly interest rate sensitive. However, statistical evidence does not support this. Based on internal and third party research, the primary driver of REIT share price performance is expectations with respect to the health of real estate markets. Our analysis of the seven REIT bear markets since 1972 indicates interest rates rose during four REIT bear markets while they were flat-to-down in the other three. Interestingly, in the strong recovery period for REIT share prices following those bear markets, interest rates rose half of the time and fell half of the time. Other studies have also shown a low correlation between REIT share price performance and U.S. Government bond returns. We have found that this holds true for REIT share price performance in relation to the broader stock market as well. Correlation studies between REITs and the S&P 500, for example, show a low and, over recent years, declining correlation. Again, the primary driver of REIT share price performance appears to be the perception of the supply/demand fundamentals for commercial real estate, often independent from other factors.

5. WHAT CAN REIT MANAGEMENT DO TO COUNTERACT THE PREVAILING NEGATIVE SENTIMENT?

     Since mid-1998 several billion dollars of stock repurchases have been announced by REITs, representing the largest potential equity shrinkage in industry history. Whereas stock buybacks theoretically have the effect of increasing earnings as well as asset value per share, based on recent performance, this has not had a dramatic effect on share prices. Indeed, several studies have shown that companies repurchasing their shares don't necessarily outperform the averages. Unfortunately, share buybacks deplete the company's financial resources -- just the opposite of what is needed in more challenging times. Many companies are also examining a change in investment strategy, ranging from the sale of assets and retirement of debt, to an increase in investment using increased borrowing. We believe that the proper strategy is to respect the market's assessment of the cost of capital, invest judiciously, and maximize profits from properties currently owned. This also requires the maintenance of a strong balance sheet in order to reduce the company's financial risk and enable it to take advantage of future opportunities. In short, REIT management should focus on increasing shareholder value through pursuing actions they have control over -- share price is not one of them.

6. HOW WILL THE GROWTH OF THE INTERNET AFFECT REAL ESTATE MARKETS?

     So far, the only tangible effect of the Internet on REITs has been the diversion of capital away from REIT stocks and into Internet stocks. This, however, is in the process of changing. Internet retailing is making many inroads that will surely have an impact on some sectors of the shopping center industry. Our view is that the apparel-oriented regional malls will be less affected than centers that sell more commodity-like consumer products. There are also changing patterns of distribution that are having an impact on warehouse and industrial facilities: companies that have strong relationships with manufacturers and Internet-based retailers are better positioned to benefit than those that merely own ordinary space. Finally, office space usage is changing as is the range of services that are required by and

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
can be offered to office tenants. High speed telecommunication and Internet access, for example, is becoming a new profit center for office building owners.

7. IS THIS THE END OF REAL ESTATE SECURITIZATION?

     We believe that real estate securitization remains in the early phase of a long-term expansion. Our view is that current low valuation level of REITs is a cyclical issue, not a change in the secular dynamics driving real estate finance. The benefits of securitization to both issuers and investors remain in place. They include liquidity, real-time pricing, professional management, improved disclosure and alignment of shareholder and management interests. The real estate securities market also offers investors a means to create a real estate portfolio best suited to their needs. Debt securitization continues to be active, with over $60 billion of real estate debt securities expected to be issued this year. Growth in real estate equity securitization has been modest this year, reflective of difficult equity markets and a high cost of capital. This decline in equity issuance, however, represents the public markets acting as a governing influence on capital flows to real estate.

8. WHY OWN REITs ANYWAY?

     Despite the under-performance of REITs relative to financial assets over the past two years we believe there remain many benefits to owning REITs in a diversified portfolio. Over the long-term, REITs have provided investors with competitive returns, high current income and a low correlation to other assets. In any particular period, there is an asset class or investment discipline that is out of favor; this does not mean that the investment case has been discredited. On the contrary, these tend to be the ideal times to make investments. As always, a well-diversified portfolio should maintain exposure to a variety of investments in order to balance risk and return.

     As we have mentioned, REIT share prices today are at unprecedented low valuation levels. While we believe that most REITs bottomed earlier in the year, we recognize that we cannot make that statement with certainty; surely, recent performance is testing our conviction. What we do feel certain about is that we are nowhere near a top. As a result, we continue to believe that REITs are a far better alternative to direct real estate, and a worthy constituent of any diversified portfolio.

Sincerely,

                        MARTIN COHEN                     ROBERT H. STEERS
                        ------------                     ----------------
                        MARTIN COHEN                     ROBERT H. STEERS
                        President                        Chairman

   Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for weekly NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                    NUMBER
                                                                  OF SHARES             VALUE
                                                                  ----------         -----------
EQUITIES                                           98.22%
  COMMON STOCK                                     82.26%
     APARTMENT/RESIDENTIAL                          3.30%
          Apartment Investment & Management Co. --
             Class A.....................................            21,900          $   837,675
          Home Properties of New York....................            27,600              736,575
          Summit Properties..............................            59,300            1,182,294
                                                                                     -----------
                                                                                       2,756,544
                                                                                     -----------
     DIVERSIFIED                                    1.73%
          Anthracite Capital.............................           210,100            1,444,438
                                                                                     -----------
     HEALTH CARE                                   15.77%
          ElderTrust.....................................           106,700              826,925
          Health Care Property Investors.................           133,800            3,512,250
          Healthcare Realty Trust........................            86,500            1,616,468
          Nationwide Health Properties...................           240,900            4,004,962
          Omega Healthcare Investors.....................           101,500            2,131,500
         *Ventas.........................................           225,000            1,068,750
                                                                                     -----------
                                                                                      13,160,855
                                                                                     -----------
     HOTEL                                          3.57%
          FelCor Lodging Trust...........................            75,300            1,317,750
          MeriStar Hospitality Corp......................           108,900            1,660,725
                                                                                     -----------
                                                                                       2,978,475
                                                                                     -----------
     INDUSTRIAL                                     8.38%
          AMB Property Corp..............................            22,700              480,956
          First Industrial Realty Trust..................           128,200            3,172,950
          Pacific Gulf Properties........................           167,300            3,335,544
                                                                                     -----------
                                                                                       6,989,450
                                                                                     -----------
     OFFICE                                        22.85%
          Arden Realty Group.............................           131,400            2,857,950
          Brandywine Realty Trust........................           196,100            3,186,625
          CarrAmerica Realty Corp. ......................            99,000            2,171,812
          Crescent Real Estate Equities Co. .............           178,900            3,220,200
          Highwoods Properties...........................           139,700            3,614,737
          Mack-Cali Realty Corp. ........................           125,400            3,362,288
          SL Green Realty Corp. .........................            32,000              656,000
                                                                                     -----------
                                                                                      19,069,612
                                                                                     -----------

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                    NUMBER
                                                                  OF SHARES             VALUE
                                                                  ----------         -----------
  OFFICE/INDUSTRIAL                                 6.82%
          Liberty Property Trust.........................           129,400          $ 2,935,763
          Prime Group Realty Trust.......................           117,100            1,756,500
          Reckson Associates Realty Corp. -- Class B.....            45,570              996,844
                                                                                     -----------
                                                                                       5,689,107
                                                                                     -----------
  SHOPPING CENTER                                  18.54%
     COMMUNITY CENTER                               9.50%
          Developers Diversified Realty Corp. ...........           146,200            2,046,800
          Pan Pacific Retail Properties..................           118,700            2,025,318
          Phillips International Realty Corp. ...........           172,700            2,720,025
          Regency Realty Corp............................            54,100            1,136,100
                                                                                     -----------
                                                                                       7,928,243
                                                                                     -----------
     REGIONAL MALL                                  9.04%
          JP Realty......................................           146,300            2,505,387
          Macerich Co. ..................................            72,600            1,678,875
          Simon Property Group...........................            85,700            1,922,894
          Taubman Centers................................           124,600            1,432,900
                                                                                     -----------
                                                                                       7,540,056
                                                                                     -----------
          TOTAL SHOPPING CENTER..........................                             15,468,299
                                                                                     -----------
  SPECIALTY                                         1.30%
          Entertainment Properties Trust.................            73,900            1,080,788
                                                                                     -----------
               TOTAL COMMON STOCK (Identified
                  cost -- $78,582,185)...................                             68,637,568
                                                                                     -----------
PREFERRED STOCK                                    15.96%
          Apartment Investment & Management Co.,
             9.375%, Series G............................           125,100            2,830,387
          Bradley Real Estate, 8.40%, Series A
             (Convertible)...............................            40,026              913,093
          Camden Property Trust, $2.25, Series A
             (Convertible)...............................           106,100            2,559,663
          Crown American Realty Trust, 11.00%,
             Series A....................................            44,300            1,827,375
          Prime Retail, 8.50%, Series B (Convertible)....            94,800            1,321,275
          Reckson Associates Realty Corp., 7.625%,
             Series A (Convertible)......................            64,400            1,300,075
          SL Green Realty Corp., 8.00%, Series A
             (Convertible)...............................           114,200            2,562,363
                                                                                     -----------
               TOTAL PREFERRED STOCK (Identified
                  cost -- $14,887,173)...................                             13,314,231
                                                                                     -----------
               TOTAL EQUITIES (Identified
                  cost -- $93,469,358)...................                             81,951,799
                                                                                     -----------
                                                                  PRINCIPAL
                                                                    AMOUNT
                                                                  ----------
COMMERCIAL PAPER                                    0.77%
          American Express Credit Corp., 5.75%,
             due 10/1/99
             (Identified cost -- $642,060)...............         $ 642,000              642,000
                                                                                     -----------
TOTAL INVESTMENTS (Identified cost --
  $94,111,418)...................................  98.99%                             82,593,799
OTHER ASSETS IN EXCESS OF LIABILITIES............   1.01%                                843,978
                                                                                     -----------
NET ASSETS (Equivalent to $11.28 per share based
  on 7,399,100 shares of capital stock
  outstanding).................................   100.00%                            $83,437,777
                                                  ------                             -----------
                                                  ------                             -----------

------------
* Non-income producing security.

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                 COHEN AND STEERS TOTAL RETURN REALTY FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                               -------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/98................                $91,386,268            $12.35
      Net investment income..................  $ 5,394,651                 $ 0.73
      Net realized and unrealized loss from
         security transactions...............   (8,016,459)                 (1.08)
      Distributions from net investment
         income..............................   (5,326,683)                 (0.72)
                                               -----------                 ------
Net decrease in net asset value..............                 (7,948,491)            (1.07)
                                                             -----------            ------
End of period: 9/30/99.......................                $83,437,777            $11.28
                                                             -----------            ------
                                                             -----------            ------

------------

* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (PERIODS ENDED SEPTEMBER 30, 1999)

 ONE YEAR              FIVE YEARS             SINCE INCEPTION (9/27/93)
 --------              ----------             -------------------------
 -2.98%                8.62%                            7.42%

------------

* Based on net asset value.

  KEY INFORMATION

  For general information and weekly
 net asset value call: (800) 543-6217

  NEW YORK STOCK EXCHANGE SYMBOL: RFI

                         REINVESTMENT PLAN
     We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol: RFI
Website: www.cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is, of course, no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                 COHEN & STEERS
                            -----------------------
                            TOTAL RETURN REALTY FUND


                             ----------------------
                                QUARTERLY REPORT
                               SEPTEMBER 30, 1999


COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017